Redeemable Preferred Shares	12 Months Ended
Dec. 31, 2021
Redeemable Preferred Shares [Abstract]
Redeemable Preferred Shares

10. Redeemable Preferred Shares

On November 11, 2020, 7,500,000 redeemable preferred shares were issued, each with a nominal value of NOK 0.01 per share for an aggregate subscription amount of NOK 71.5 million ($7.5 million) to two affiliates of Alussa in exchange for a cash contribution of $7.5 million (the “Preferred Share Preference Amount”). Concurrently, FREYR Legacy issued 92,500,000 warrants that were subscribed together with the preferred shares and considered an embedded feature as they were not separately exercisable. FREYR Legacy determined that the preferred shares and warrants should be considered a single financial instrument and recognized as a liability within the consolidated balance sheets. As such, the liability was measured at fair value and was subsequently remeasured at each reporting date with changes being recorded as a redeemable preferred shares fair value adjustment within the consolidated statements of operations and comprehensive loss. As of December 31, 2020, the fair value of the preferred shares and warrants was $7.6 million. See Note 9 — Fair Value Measurement for further information on the preferred shares and warrants.

On February 16, 2021, an additional 7,500,000 redeemable preferred shares were issued, each with a nominal value of NOK 0.01 per share for an aggregate subscription amount of NOK 64.1 million ($7.5 million) to three affiliates of Alussa in exchange for a Preferred Share Preference Amount of $7.5 million. As part of the Business Combination and after the Norway Demerger, the FREYR Legacy preferred shares were repurchased by FREYR at an adjusted Preferred Share Preference Amount of $14.9 million and the holders received 1,489,500 ordinary shares of FREYR. No preferred shares exist as of December 31, 2021.